AXIS Capital Bank of America Merrill Lynch Insurance Conference 2013 Albert Benchimol, President and CEO AXIS Capital February 14, 2013

AXIS Capital 2 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: • The occurrence and magnitude of natural and man-made disasters, • Actual claims exceeding our loss reserves, • General economic, capital and credit market conditions, • The failure of any of the loss limitation methods we employ, • The effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions • The failure of our cedants to adequately evaluate risks, • Inability to obtain additional capital on favorable terms, or at all, • The loss of one or more key executives, • A decline in our ratings with rating agencies, • Loss of business provided to us by our major brokers, • Changes in accounting policies or practices, • The use of industry catastrophe models and changes to these models, • Changes in governmental regulations, • Increased competition, • Changes in the political environment of certain countries in which we operate or underwrite business, and • Fluctuations in interest rates, credit spreads, equity prices and/or currency values. This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934. Safe Harbor Disclosure

AXIS Capital 3 Retrospective on 2012 – An Eventful Year Management transitions completed Commitment on Mission, Goals and Strategy Responded to uneven improvements in our various markets • Generally not enough to offset lower interest rates Delivered satisfactory performance • Generally favorable loss year (ex Sandy) • High single digit ROE • Strongest ever financial position KEPT OUR FOCUS ON MARKETS AND CLIENTS STRONG, READY & WELL POSITIONED FOR 2013

AXIS Capital 4 2012 vs 2011 Results $ in millions $0 $1,500 $3,000 $4,500 2011 2012 Insurance Reinsurance Gross Written Premiums +1.1% $0 $250 $500 2011 2012 Net Investment Income +5.1% $4,096 $4,140 $0 $1,500 $3,000 $4,500 2011 2012 Insurance Reinsurance Net Written Premiums -2.4% $3,419 $3,337 $362 $381 91.9% 90.7% 28.2% 12.6% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 2011 2012 AYCR (ex cats) Cats Accident Year Combined Ratio ∆ = -1.2 pts 120.1% 103.3% $604 $695 -$931 -$432 -$1,000 -$500 $0 $500 $1,000 2011 2012 Underwriting Income (ex cats) Cats Underwriting Income +15% $38.08 $42.97 $30.00 $35.00 $40.00 $45.00 2011 2012 Diluted Book Value Per Share +12.8% $38.08 $42.97 (1)2011 cats include New Zealand II/III, Japanese EQ and tsunami, January Australia floods/Yasi, Q2 U.S. Weather, Danish floods, Thai Floods, Hurricane Irene and Tropical Storm Lee. 2012 cats include Storm Sandy, U.S. crop losses, Hurricane Isaac, Q1/Q2 US weather. (1)

AXIS Capital Diversified Global Insurer and Reinsurer AXIS Insurance Overview 5 $0 $500 $1,000 $1,500 $2,000 $2,500 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 A&H/Other Liability Professional lines Credit and political risk Aviation Terrorism Marine Property AXIS Insurance Aggregate 2002-2012 2012 GPW $20.3 Bn $2.3 Bn NPW $13.8 Bn $1.5 Bn Combined Ratio 83% 96% Underwriting Profit $2.1 Bn $65 M AXIS Insurance 2002-2012 GPW 27% 11% 2% 3% 2% 36% 12% 7% Property Marine Terrorism Aviation Credit and political risk Professional lines Liability A&H AXIS Insurance 2012 GPW by LOB = $2,309 million 56% of Consolidated GPW ($ in millions)

AXIS Capital Diversified Global Insurer and Reinsurer AXIS Reinsurance Overview 6 AXIS Reinsurance Aggregate 2002-2012 2012 GPW $15.7 Bn $1.8 Bn NPW $15.5 Bn $1.8 Bn Combined Ratio 89% 89% Underwriting Profit(Loss) $1.6 Bn $198 M AXIS Reinsurance 2002-2012 GPW AXIS Reinsurance 2012 GPW by LOB = $1,830 million 44% of Consolidated GPW $0 $500 $1,000 $1,500 $2,000 $2,500 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Other Engineering Liability Motor Credit and bond Professional lines Property Catastrophe 21% 17% 16% 14% 13% 13% 4% 2% Catastrophe Property Professional lines Credit and bond Motor Liability Engineering Other ($ in millions)

AXIS Capital 7 Driving Shareholder Value Creation Total value creation per share calculated as diluted book value per share plus accumulated declared dividends has grown at an annualized rate of 13.6% since 2002 $13.90 $16.74 $19.29 $18.34 $23.45 $28.79 $25.79 $33.65 $39.37 $38.08 $42.97 $- $0.14 $0.64 $1.24 $1.86 $2.54 $3.29 $4.10 $4.96 $5.89 $6.86 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Diluted BVPS Accumulated Dividends Declared $13.90 $16.88 $19.93 $19.58 $25.31 $31.33 $29.08 $37.75 $44.33 $43.97 $49.83 (1) 2002-2012 CAGR = 13.6% (1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is proforma for AXIS Capital IPO.

AXIS Capital AXIS is a global insurer and reinsurer, providing our clients and distribution partners a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength. We nurture an ethical, entrepreneurial and disciplined culture that promotes outstanding client service, intelligent risk taking and superior risk adjusted returns for our shareholders. The achievement of our objectives will position AXIS as the leading global diversified insurance and reinsurance company as measured by quality, sustainability and profitability. Right Value Proposition and Mission for Evolving Environment 8

AXIS Capital To maximize Returns on Equity and Book Value per Share growth through superior Evaluation, Assumption and Management of Risk, within agreed risk appetite • Maintain over-the-cycle 15% ROE goal • Even if unlikely to be met in next 2-3 years • Average result over an extended period (7-10 years). • Commitment to beat first decade’s 14.2% average ROE • Achievement of 15% target subject to conditions beyond our control, thus also have relative performance target AXIS Economic Goal 9

AXIS Capital Relative Performance: Superior Returns with Industry Average Volatility 10 Volatility By Quintile P er form a n ce b y Q u in ti le Lowest Highest 1st 2nd 3rd 4th 5th Low e s t H ighe s t 5 th 4 th 3 rd 2 n 1 s t

AXIS Capital Diversifying growth for better balance and lower volatility Higher risk-adjusted returns through improved data and analytics Enhanced operational effectiveness Development and empowerment of our staff and culture Deliver on our financial goals AXIS Strategic Objectives 11

AXIS Capital To accomplish our Mission and Objectives, AXIS will: • Attract, develop, retain and motivate the best team in the industry by nurturing an ethical, risk-aware, achievement-oriented culture that promotes Professionalism, Responsibility, Integrity, Discipline and Entrepreneurialism • Offer a diversified range of products and services across market segments and geographies • Develop and maintain deep and trustful relationships with clients and distribution partners, based on best-in-class service and effective solutions for their risk management needs • Underwrite a balanced portfolio of risks, including complex and volatile lines, and moderate volatility with risk limits, diversification and risk management • Modulate risk appetite and capital across the cycle, commensurate with available market returns, and • Maintain unquestioned financial strength, characterized by financial discipline and transparency AXIS Strategy 12

AXIS Capital Growing global insurance/reinsurance platform Increasingly diversified book of business by product and geography Deep relationships Excellent market reputation Ability to access and underwrite complex risks Strong underwriting culture Strong capital and ratings Successful track record Significant Advantages 13

AXIS Capital 14 AXIS Insurance: Improving Market Conditions Rate Change by Quarter – Q1 2011 through Q4 2012

AXIS Capital Enhanced producer relationship management Economic sectors and geographies likely to exhibit stronger growth Market share expansion in established markets New initiatives Opportunistic acquisitions Profitable, Diversifying, Balanced Growth 15 Focused on offering the best products • Coverage, Capacity, Consistency With the best service • Responsiveness, Superior Claims Handling Presented by the best team in the industry • Expertise, Creativity, Relationships

AXIS Capital Promising New Initiatives 16 AXIS Insurance AXIS Reinsurance Product • Accident and Health • Renewable Energy • International PL • Select Casualty Lines • Agriculture • Marine Geography • Canada • Asia • Australia • Canada • Asia • Latin America

AXIS Capital AXIS Capital Attractive Opportunity for AXIS • Large global market with significant fragmentation • Profitable risks provide diversification and growth opportunities Highly Successful Start-up based on a Differentiated Platform • Highly qualified team with track record of success • Global presence • Advantages of hybrid insurance and reinsurance model • Leader in product innovation • Delivering clients the security of compliance • Valued partner for distributors Building the AXIS A&H Franchise 17

AXIS Capital • Supplemental health, critical illness, limited health benefits • Focus on underwriting- driven classes, not managed care Building the AXIS A&H Franchise Product Innovation, Global Presence and Distribution 18 • Broad portfolio of death, disability and medical • Cat exposure Accident 20% Specialty Health 75% AXIS A&H 2012 GWP = $161M International 51% U.S. 49% Specialty Health Accident AXIS A&H 5+ Years GWP > $500 M International 2/3 U.S. 1/3 ROE < 0% ROE > 15% Travel/Other 5% Specialty Health 40% Accident 40% Ancillary P&C, other 15% Travel 5%

AXIS Capital AXIS Capital Rebalancing in Insurance segment • Broadening commercial property portfolio away from peak U.S. zones, which historically dominated our portfolio • Reduced catastrophe exposure utilized through MGA distribution and re-allocating to opportunities in commercial property benefiting in current environment Rebalancing in Reinsurance segment • Reduced exposure to lower return Mid-Atlantic and Northeast zones • Deploying more capital in higher return Southeast and Gulf regions • Renewed focus on dynamically constructing an efficient portfolio Rebalancing Consolidated portfolio • Introducing more residential exposure through reinsurance segment • Reviewing risk management guidelines for “non-U.S. peril zones” • Increased focus on return we are earning on our global cat exposures Optimizing Group Catastrophe Portfolio 19

AXIS Capital AXIS Capital • Invest in our intellectual capital • Strong new talent recruited • Development programs • Establish supportive organizational structure • Appropriate empowerment, delegation & controls • Core value, goals and brand attributes People and Culture 20

AXIS Capital Clear strategy and direction Growing global presence Expanding portfolio of attractive risks Expert, service-oriented team Superior results Attractive shareholder rewards AXIS Brand Attributes 21